SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2005


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                          March 3, 2005



ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On March 3, 2005, the Company notified the New York Stock Exchange that, due to the untimely death of The Honorable Tillie
K. Fowler, one of the Company's independent directors, the Company does not currently have a majority of independent directors on its Board of Directors. Following Ms. Fowler's death, the Company has a Board of Directors comprised of ten members, five of whom are independent directors.

     At present, the Corporate Governance and Nominating Committee is identifying and considering candidates to serve as an independent director. The Board of Directors intends to appoint an independent director to fill the vacancy no later than May 4, 2005. The Company does not expect this event to impact the continued listing of the Company's common stock on the New York Stock Exchange.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: March 3, 2005                By:  /s/  John  D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer


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